Exhibit 10.2

AMENDMENT OF REVOLVING CREDIT NOTE

$___________ __________, 2009

Reference is made to that certain Revolving Credit Note dated ______, 200__, in the principal sum of _____________ DOLLARS ($_______________) made by BioTime, Inc., as “Borrower,” and payable to the order of the undersigned as “Lender” (the “Note”).  The Maturity Date of the Note is hereby extended to December 1, 2009.  The Note, as so amended, shall be governed by that certain Fifth Amendment of Revolving Line of Credit Agreement between Borrower and Lender.

LENDER:

_________________________________________
(Please Print Name of Lender)

By:  ______________________________________
(Signature)

Title:  _____________________________________
(Please Show Title If Applicable)

BORROWER:

BIOTIME, INC.

By _____________________________________________

Title ___________________________________________

By _____________________________________________

Title ____________________________________________